UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21805
SunAmerica Focused Alpha Large-Cap Fund, Inc.

(Exact name of registrant as specified in charter)
Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311

(Address of principal executive offices)           (Zip code)
John T. Genoy
Senior Vice President
AIG SunAmerica Asset Management Corp.
Harborside Financial Center,
3200 Plaza 5
Jersey City, NJ 07311

(Name and address of agent for service)
Registrant’s telephone number, including area code: (201) 324-6414
Date of fiscal year end: December 31
Date of reporting period: December 31, 2007

Item 1.	Reports to Stockholders

ANNUAL REPORT 2007

SUNAMERICA

Focused Alpha Large-Cap Fund (FGI)

Robert C. Doll

BLACKROCK

Thomas F. Marsico

MARSICO
CAPITAL MANAGEMENT, LLC

AIG SunAmerica Mutual Funds

www.sunamericafunds.com

live longer retire stronger℠

December 31, 2007	ANNUAL REPORT

SUNAMERICA FOCUSED ALPHA LARGE-CAP FUND, INC.

SunAmerica Focused Alpha Large-Cap Fund (FGI)

                      Table of Contents

SHAREHOLDERS’ LETTER	1

STATEMENT OF ASSETS AND LIABILITIES	3

STATEMENT OF OPERATIONS	4

STATEMENT OF CHANGES IN NET ASSETS	5

FINANCIAL HIGHLIGHTS	6

PORTFOLIO OF INVESTMENTS	7

NOTES TO FINANCIAL STATEMENTS	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

BOARD OF DIRECTORS APPROVAL OF INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS	15

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN	20

RESULTS OF SPECIAL SHAREHOLDER MEETING	21

DIRECTORS AND OFFICERS INFORMATION	22

SHAREHOLDER TAX INFORMATION	24

December 31, 2007	ANNUAL REPORT

Shareholders’ Letter

Dear Shareholders:

We are pleased to present the annual report for the SunAmerica Focused Alpha Large-Cap Fund (the “Fund”) and thank you for including this strategic investment solution in your investment plan.

In the year ended December 31, 2007, the Fund’s Net Asset Value (NAV) returned 17.4% outperforming its benchmark, the Russell 1000 Index[1], which returned 5.8% for the same period. The Fund’s market price returned 16.2% during the same period. As of December 31, 2007, the Fund’s NAV was $21.16 and its market price was $18.84.

The past twelve months have been a volatile period for equities as markets reacted to a variety of rapidly-unfolding news developments. In the first half of 2007, U.S. stocks recorded strong overall results despite a variety of challenges that included: a slowdown in U.S. growth following tightening by the Federal Reserve Board (“Fed”); rising oil prices; and the beginning of concerns around credit and a slowdown in U.S. consumer spending. The scenario changed considerably in the second half, however, as equities were beset by a growing malaise fueled by mortgage finance problems, credit market pressures and further downdrafts in the U.S. housing market. Market woes were further exacerbated by sharply higher oil prices and nascent signs of decelerating global economic growth. The combination of these factors led to questions about the sustainability of the business cycle.

Market prices moved considerably in response. Government bond yields declined, the value of the dollar plummeted and equities turned trendless and volatile. A broad-based market sell-off in November hurt value stocks more than growth stocks, as both large- and small-cap issues underperformed their respective growth counterparts.

What sets the Fund apart from its competitors in the marketplace is its multi-managed, focused approach in a closed-end fund structure. Two of Wall Street’s best known value equity managers, Marsico Capital Management LLC (“Marsico”) and BlackRock Investment Management (“BlackRock”) and their respective teams each contribute their favorites stock picks to the portfolio. Marsico emphasizes large-cap growth investing while BlackRock’s Bob Doll and his team favor a large-cap value investment style. Together, their stock picks, blending large growth and large value, are designed to generate strong, consistent results over the long-term.

We value your ongoing confidence in us and look forward to serving your investment needs in the future.

Sincerely,

Peter A. Harbeck
President and CEO
AIG SunAmerica Asset Management Corp.

[1]	The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1000 securities in the Russell 3000.

Indices are not managed and an investor cannot invest directly into an index.

1

SunAmerica Focused Alpha Large-Cap Fund, Inc.

FUND REVIEW — (unaudited)
Below: Tom Marsico and team, portfolio managers at Marsico Capital Management, LLC (“Marsico”), discuss the SunAmerica Focused Alpha Large-Cap Fund’s (the “Fund”) performance over the reporting period. Marsico manages the large-cap growth portion of the Fund’s portfolio.

Overall, stock selection had the largest impact on the performance of the portion of the Fund run by Marsico. Positions in Wynn Resorts, Ltd., Las Vegas Sands and McDonald’s Corp. posted strong results. Information Technology positions MasterCard, Inc. and Apple Inc. rose sharply. Railroad operator Burlington Northern Santa Fe Corp., aerospace/defense companies General Dynamics Corp. and Lockheed Martin Corp. also posted strong results. Energy company Petroleo Brasileiro S/ A benefited from a recent discovery of fields off the coast of Brazil and Latin American wireless telecommunications company America Movil S.A.B. lent strength to the Fund’s performance.

On the flip side, Biotechnology company Genentech Inc. fell 17%, creating a drag on performance. Toyota Motor Corp. and Coach Inc. also fell prior to being sold from the portfolio during the period, as did Cisco Systems.

Although industry and sector allocations are a minor consideration compared to our belief in the stories behind the companies that are owned in the portfolio, the portion of the Fund run by Marsico did benefit by a significant underweight in the weak-performing Financials sector during the year. On the flip side, performance was tempered by an overweight in the Consumer Discretionary sector, and little or no exposure to the Energy sector. Consumer Discretionary was among the weakest-performing sectors of the benchmark index, while the Energy sector was the strongest-performing sector.
Below: Bob Doll and team, portfolio managers at BlackRock Investment Management (“BlackRock”), discuss the Fund’s performance over the reporting period. BlackRock manages the large-cap value portion of the Fund’s portfolio.

The portion of the Fund run by BlackRock benefited from our deep underweight to Financials and overweight to Energy, particularly to big, integrated energy companies such as Marathon Oil and Chevron that benefited from rising oil prices. Within financials, underweights and outright avoidance of thrifts and mortgage companies and the big diversified financial services companies were the most significant contributions.

Security selection was the main driver of performance. Medco Health Solutions, Marathon Oil Corp. and McKesson Corp. were the top three contributors for the year. Managed care company Medco Health’s mail order business benefited as many drugs went off patent and generics became marketable. Pharmaceutical distributor McKesson was also boosted by the growth in the markets for generic drugs and Medicare Part D. The largest detractor was Quest Communications International, which has so far failed to adequately strengthen its balance sheet.

Investors should carefully consider the SunAmerica Focused Alpha Large-Cap Fund’s investment objective, strategies, risks, charges, expenses and the Fund’s dividend distribution policy before investing. The SunAmerica Focused Alpha Large-Cap Fund should be considered as only one element of a complete investment program. The Fund’s equity exposure and derivative investments involve special risks. An investment in the Fund should be considered speculative. There is no assurance that the SunAmerica Focused Alpha Large-Cap Fund will achieve its investment objective. The Fund is actively managed and its portfolio composition will vary. Investing in the Fund is subject to several risks, including: Non-Diversified Status Risk, Growth and Value Stock Risk, Key Adviser Personnel Risk, Investment and Market Risk, Issuer Risk, Foreign Securities Risk, Emerging Markets Risk, Income Risk, Hedging Strategy Risk, Derivatives Risk, Preferred Securities Risk, Debt Securities Risk, Small and Medium Capitalization Company Risk, Leverage Risk, Liquidity Risk, Market Price of Shares Risk, Management Risk, Anti-Takeover Provisions Risk, Portfolio Turnover Risk and Non-Investment Grade Securities Risk. The price of shares of the Fund traded on the New York Stock Exchange will fluctuate with market conditions and may be worth more or less than their original offering price. Shares of closed-end funds often trade at a discount to their net asset value, but may also trade at a premium.

Securities listed may or may not be a part of the current portfolio construction.

2

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES — December 31, 2007

ASSETS:

Long-term investment securities, at market value (unaffiliated)*	$210,727,751

Short-term investment securities, at market value (unaffiliated)*	1,755,000

Total investments	212,482,751

Receivable for:

Dividends and interest	161,799

Prepaid expenses and other assets	2,832

Total assets	212,647,382

LIABILITIES:

Payable for:

Investment advisory and management fees	186,929

Administration fees	7,478

Directors’ fees and expenses	464

Other accrued expenses	113,689

Due to custodian	5,653,411

Dividends payable	2,384,732

Total liabilities	8,346,703

Net Assets	$204,300,679

NET ASSETS REPRESENTED BY:

Common stock, $0.001 par value (200,000,000 shares authorized)	$9,655

Additional paid-in capital	163,634,677

163,644,332

Accumulated undistributed net investment income (loss) (unaffiliated)	—

Accumulated undistributed net realized gain (loss) on investments (unaffiliated)	(60,744)

Unrealized appreciation (depreciation) on investments (unaffiliated)	40,717,091

Net Assets	$204,300,679

NET ASSET VALUES:

Net assets	$204,300,679

Shares outstanding	9,655,236

Net asset value per share	$21.16

*Cost

Long-term investment securities (unaffiliated)	$170,010,660

Short-term investment securities (unaffiliated)	$1,755,000

See Notes to Financial Statements

3

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF OPERATIONS — For the year ended December 31, 2007

INVESTMENT INCOME:

Dividends (unaffiliated)	$2,602,049

Interest (unaffiliated)	112,236

Total investment income*	2,714,285

EXPENSES:

Investment advisory and management fees	2,084,702

Administration fees	83,388

Transfer agent fees and expenses	22,014

Custodian and accounting fees	59,042

Reports to shareholders	72,265

Audit and tax fees	43,840

Legal fees	49,925

Directors’ fees and expenses	45,885

Other expenses	31,732

Total expenses before custody credits	2,492,793

Custody credits earned on cash balances	(52)

Fees paid indirectly (Note 4)	(2,546)

Net expenses	2,490,195

Net investment income (loss)	224,090

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:

Net realized gain (loss) on investments (unaffiliated)	13,702,281

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	18,949,293

Net realized and unrealized gain (loss) on investments and foreign currencies	32,651,574

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,875,664

* Net of foreign withholding taxes on interest and dividends of	$3,794

See Notes to Financial Statements

4

SunAmerica Focused Alpha Large-Cap Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	year ended	year ended
	December 31, 2007	December 31, 2006

INCREASE (DECREASE) IN NET ASSETS

Operations:

Net investment income (loss)	$224,090	$1,070

Net realized gain (loss) on investments and foreign currencies	13,702,281	957,618

Net unrealized gain (loss) on investments and foreign currencies	18,949,293	21,767,798

Net increase (decrease) in net assets resulting from operations	32,875,664	22,726,486

Distributions to shareholders from:

Net investment income	(225,994)	(9,064)

Net realized gain on investments	(13,318,014)	(1,402,629)

Return of capital	(10,207,872)	(10,174,590)

Total distributions to shareholders	(23,751,880)	(11,586,283)

Total increase (decrease) in net assets	9,123,784	11,140,203

NET ASSETS:

Beginning of period	$195,176,895	$184,036,692

End of period†	$204,300,679	$195,176,895

† Includes accumulated undistributed net investment income (loss)	$—	$—

See Notes to Financial Statements

5

SunAmerica Focused Alpha Large-Cap Fund, Inc.
FINANCIAL HIGHLIGHTS

	For the Year	For the Year		For the Period
	Ended	Ended		December 28, 2005‡
	December 31, 2007	December 31, 2006		to December 31, 2005

Net Asset Value, Beginning of period	$20.21	$19.06		$19.10 (1)

Investment Operations:

Net investment income (loss) @	0.02	(0.00)		0.00

Net realized and unrealized gain (loss) on investments	3.39	2.35		—

Total from investment operations	3.41	2.35		—

Distributions From:

Net investment income	(0.02)	(0.00)		—

Net realized gains on investments	(1.38)	(0.15)		—

Return of capital	(1.06)	(1.05)		—

Total distributions	(2.46)	(1.20)		—

Capital Share Transactions:

Offering costs for common shares charged to additional paid-in capital	—	—		(0.04)

Net Asset Value, End of period	$21.16	$20.21		$19.06

Net Asset Value Total Return #(2)	17.40%	12.77	%(4)	(0.21)%

Market Value, End of Period	$18.84	$18.40		$20.00

Market Value Total Return #(3)	16.15%	(1.53)%		0.00%

Ratios/ Supplemental Data

Net Assets, end of period ($000’s)	$204,301	$195,177		$184,037

Ratio of expenses to average net assets(5)	1.21%	1.23%		0.03%†

Ratio of net investment income (loss) to average net assets(5)	0.11%	0.00%		0.00%†

Portfolio turnover rate	57%	91%		0%

‡	Commencement of operations
@	Calculated based upon average shares outstanding
#	Total return is not annualized.
†	Due to commencing operations on December 28, 2005, the ratio of expenses and ratio of net investment income are not annualized. If the ratios were annualized, the ratio of expenses and the ratio of net investment income would have been 3.07% and 0.38%, respectively. The ratios are not representative of a full year of operations.
(1)	Net asset value, beginning of the period, reflects a deduction of $0.90 per share sales change from the initial offering price if $20.00.
(2)	Based on the net asset value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. NAV performance reflects performance without imposition of initial sales charge in connection with the initial public offering of the Fund and would be lower if included.
(3)	Based on market value per share, dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
(4)	The Fund’s performance figure was increased by 0.11% from gains on the disposal of investments in violation of investment restrictions.
(5)	Excludes expense reductions. If expense reductions had been applied, the ratio of expenses and net investment income to average net assets would have remained the same.
See Notes to Financial Statements

6

SunAmerica Focused Alpha Large-Cap Fund, Inc.
PORTFOLIO PROFILE — December 31, 2007 — (unaudited)

Industry Allocation*

Computers	19.2%

Oil Companies-Integrated	13.9

Aerospace/ Defense	8.6

Finance-Investment Banker/ Broker	6.0

Retail-Restaurants	5.7

Casino Hotels	5.7

Insurance-Property/ Casualty	5.5

Telephone-Integrated	5.2

Medical-HMO	5.2

Health Care Cost Containment	5.1

Pharmacy Services	5.0

Office Automation & Equipment	4.1

Data Processing/ Management	3.7

Cellular Telecom	3.4

Oil & Gas Drilling	2.7

Medical-Biomedical/ Gene	2.6

Real Estate Investment Trusts	1.5

Time Deposit	0.9

104.0%

*	Calculated as a percentage of net assets

7

SunAmerica Focused Alpha Large-Cap Fund, Inc.
PORTFOLIO OF INVESTMENTS — December 31, 2007

		Value
Security Description	Shares	(Note 2)

COMMON STOCK — 103.1%

Aerospace/ Defense — 8.6%

Lockheed Martin Corp.	68,705	$7,231,888

Raytheon Co.	170,000	10,319,000

		17,550,888

Casino Hotels — 5.7%

Las Vegas Sands Corp.†	50,723	5,227,005

Wynn Resorts, Ltd.	56,413	6,325,590

		11,552,595

Cellular Telecom — 3.4%

America Movil SAB de CV, Series L ADR	112,529	6,908,155

Computers — 19.2%

Apple, Inc.†	69,520	13,770,521

Hewlett-Packard Co.	290,243	14,651,467

International Business Machines Corp.	100,000	10,810,000

		39,231,988

Data Processing/ Management — 3.7%

Mastercard, Inc., Class A	35,073	7,547,710

Finance-Investment Banker/ Broker — 6.0%

Lehman Brothers Holdings, Inc.	92,060	6,024,407

The Goldman Sachs Group, Inc.	28,981	6,232,364

		12,256,771

Health Care Cost Containment — 5.1%

McKesson Corp.	160,000	10,481,600

Insurance-Property/ Casualty — 5.5%

The Travelers Cos., Inc.	210,000	11,298,000

Medical-Biomedical/ Gene — 2.6%

Genentech, Inc.†	77,775	5,216,369

Medical-HMO — 5.2%

UnitedHealth Group, Inc.	181,369	10,555,676

Office Automation & Equipment — 4.1%

Xerox Corp.	520,000	8,418,800

Oil & Gas Drilling — 2.7%

Transocean, Inc.†	39,134	5,602,032

Oil Companies-Integrated — 13.9%

Chevron Corp.	120,000	11,199,600

Marathon Oil Corp.	190,000	11,563,400

Petroleo Brasileiro SA ADR	49,838	5,743,331

		28,506,331

Pharmacy Services — 5.0%

Medco Health Solutions, Inc.†	100,000	10,140,000

Real Estate Investment Trusts — 1.5%

ProLogis	48,214	3,055,804

Retail-Restaurants — 5.7%

McDonald’s Corp.	198,264	11,679,732

Telephone-Integrated — 5.2%

Qwest Communications International, Inc.†	1,530,000	10,725,300

Total Long-Term Investment Securities

(cost $170,010,660)		210,727,751

SHORT-TERM INVESTMENT SECURITIES — 0.9%

Time Deposit — 0.9%

Euro Time Deposit with State Street Bank & Trust Co. 2.10% due 01/02/08 (cost $1,755,000)	$1,755,000	1,755,000

TOTAL INVESTMENTS

(cost $171,765,660)(1)	104.0%	212,482,751

Liabilities in excess of other assets	(4.0)	(8,182,072)

NET ASSETS	100.0%	$204,300,679

†	Non-income producing security
(1)	See Note 7 for cost of investments on a tax basis.
ADR — American Depository Receipt
See Notes to Financials Statements

8

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2007

Note 1.	Organization of the Fund

SunAmerica Focused Alpha Large-Cap Fund, Inc. (“the Fund”) is a non-diversified closed-end management investment company. The Fund is traded on the New York Stock Exchange (“NYSE”) under the ticker symbol FGI. The Fund was organized as a Maryland corporation on September 7, 2005 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Fund sold 5,236 of its common stock shares (“Shares”) on November 14, 2005 to AIG SunAmerica Asset Management Corp. (the “Adviser” or “AIG SunAmerica”), an indirect wholly-owned subsidiary of America International Group, Inc. (“AIG”). Investment operations commenced on December 28, 2005 upon settlement of the sale of 9,650,000 Shares in the amount of $184,315,000 (net of underwriting fees and expenses of $8,685,000). AIG SunAmerica paid certain organizational expenses of the Fund and the offering costs of the Fund to the extent they exceeded $.04 per share of the Fund’s common stock.

The Fund’s investment objective is to provide growth of capital. The Fund seeks to pursue this objective by employing a concentrated stock picking strategy in which the Fund, through subadvisers selected by the Adviser, actively invests primarily in a small number of equity securities (i.e., common stocks) of large-capitalization companies and to a lesser extent in equity-related securities (i.e., preferred stocks, convertible securities, warrants and rights) of large-capitalization companies primarily in the U.S. markets. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-capitalization companies.

Indemnifications: Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain the obligation to indemnify others. The Fund’s maximum exposure under these arrangements is unknown. Currently, however, the Fund expects the risk of loss to be remote.

Note 2.	Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

Security Valuation: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Directors (the “Board” or the “Directors”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

9

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2007 — (continued)

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Securities for which market quotations are not readily available or where a development/significant event occurs that may significantly impact the value of the security, are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Repurchase Agreements: The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement the Fund’s custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least 102% of the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2007, the Fund did not invest in any repurchase agreements.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains at various rates. Interest earned on cash balances held at the custodian are shown as custody credits on the Statement of Operations.

The Fund has adopted a distribution policy (the “Distribution Policy”) under which the Fund will pay level quarterly dividend distributions, subject to an adjusting dividend distribution in the fourth quarter as described below. The Distribution Policy and the dividend distribution rate may be terminated or modified at any time. The Fund intends to pay a level quarterly amount in each of the first three quarters of the calendar year and increase, if necessary, the amount payable for the fourth quarter to an amount expected to satisfy the minimum distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), or as necessary to distribute long-term capital gains in a manner consistent with the requirements of the 1940 Act, as amended, whichever is greater. Each quarter the Board will review the amount of any potential dividend distribution and the income, capital gains and capital available. A portion of the dividend distribution may be treated as ordinary income (derived from short-term capital gains) and qualifying dividend income for individuals. If the Fund does not generate earnings from dividends, interest and net realized capital gains equal to or in excess of the aggregate dividend distributions paid by the Fund for the year, then the amount distributed in excess of the Fund’s investment income and net realized capital gains may be deemed a tax return of capital. A return of capital represents a return of a shareholder’s investment in the Fund and should not be confused with “yield,” “income” or “profit.” As the 1940 Act limits the distribution of long-term capital gains generally to once per year, the Fund expects that it will distribute higher returns of capital than if the Fund were permitted to distribute long-term capital gains more frequently. The Fund presently intends to apply to the Securities and Exchange Commission (the “Commission”) for an exemption to permit it to distribute long-term capital gains more frequently, subject to applicable representations and conditions. There can be no assurance that any such exemption will be granted. The final determination of the source of all dividend distributions in 2007 will be made after year-end. The payment of dividend distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expenses and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the

10

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2007 — (continued)

Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold or hold securities that it would liquidate, for the purpose of paying the dividend distribution. The Distribution Policy may, under certain circumstances, result in the amounts of taxable distributions to exceed the levels required to be distributed under the Code (i.e., to the extent the Fund has capital losses in any taxable year, such losses may be carried forward to reduce the amount of capital gains required to be distributed in future years if distributions in a year exceed the amount minimally required to be distributed under the tax rules, such excess will be taxable as ordinary income to the extent loss carryforwards reduce the required amount of capital gains in that year). The Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Dividend Distribution Policy may affect the Fund’s market price per share. Shareholders of shares of the Fund held in taxable accounts who receive a dividend distribution (including shareholders who reinvest in shares of the Fund pursuant to the Fund’s dividend reinvestment policy) must adjust the cost basis to the extent that a dividend distribution contains a nontaxable return of capital. Investors should consult their tax adviser regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

The Fund intends to comply with the requirements of the Code, applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provisions are required. The Fund files U.S. federal and certain state income tax returns. With few exceptions, the Fund is no longer subject to U.S. federal and state examinations by tax authorities for tax years ending before 2004.

New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. However, Registered Investment Companies are not required to implement FIN 48 until their last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and determined that there is no impact to the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

Note 3.	Investment Advisory and Management Agreement

Pursuant to its Investment Advisory and Management Agreement (“Advisory Agreement”) with the Fund, AIG SunAmerica manages the affairs of the Fund, and selects, supervises and compensates the subadvisers to manage the Fund’s assets. AIG SunAmerica monitors the compliance of the subadvisers with the investment objective and related policies of the Fund, reviews the performance of the subadvisers, and reports periodically on such performance to the Directors. Pursuant to the Advisory Agreement, the Fund will pay AIG SunAmerica a monthly fee at the annual rate of 1.00% of the average daily total assets of the Fund.

11

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2007 — (continued)

AIG SunAmerica has engaged Marsico Capital Management, LLC (“Marsico”), an independently owned investment management firm as of December 14, 2007, and Blackrock Investment Management, LLC (‘Blackrock”), a wholly-owned subsidiary of Blackrock Inc., as the subadvisers to the Fund (the “Subadvisers”) to manage the investment and reinvestment of the Fund’s assets. Pursuant to the subadvisory agreements (“Subadvisory Agreements”) among AIG SunAmerica, the Fund and Marsico and Blackrock, respectively, Marsico and Blackrock select the investments made by the Fund. Marsico manages the large-cap growth portion of the Fund and Blackrock manages the large-cap value portion of the Fund. Pursuant to the Subadvisory Agreements, AIG SunAmerica and not the Fund, pays each of the subadvisers a fee at the annual rate of 0.40% of the Fund’s average daily total assets allocated to each subadvisor.

AIG SunAmerica serves as administrator to the Fund. Under the Administrative Services Agreement, AIG SunAmerica is responsible for performing or supervising the performance by others of administrative services in connection with the operations of the Fund, subject to the supervision of the Fund’s Board. AIG SunAmerica will provide the Fund with administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities for handling the affairs of the Fund. AIG SunAmerica’s administrative services include recordkeeping, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Directors’ and shareholders’ meetings and other administrative services necessary to conduct the Fund’s affairs. For its services as administrator, AIG SunAmerica is paid a monthly fee at the annual rate of 0.04% of the Fund’s average daily total assets.

Note 4.	Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Fund have been reduced. For the year ended December 31, 2007, the amount of expense reductions received to offset the Fund’s non-affiliated expenses were $2,546.

Note 5.	Purchase and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended December 31, 2007 were as follows:

Purchases (excluding U.S. government securities)	$115,791,036

Sales and maturities (excluding U.S. government securities)	132,255,071

Purchases of U.S. government securities	—

Sales and maturities of U.S. government securities	—

Note 6.	Transactions with Affiliates

For the year ended December 31, 2007 the Fund incurred brokerage commissions with Banc of America Securities LLC, an affiliated broker, of $5,608, and with Merrill Lynch, Pierce, Fenner, & Smith, Inc., an affiliated broker, of $3,361.

The Fund is permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transaction must have a common investment adviser or investment advisers which are affiliated persons of each other, common directors, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the 1940 Act, such transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price.

No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transaction. For the year ended December 31, 2007, the Fund engaged in securities transactions with affiliated funds and had proceeds from sales of $1,601,500 and realized gains of $452,828.

12

SunAmerica Focused Alpha Large-Cap Fund, Inc.
NOTES TO FINANCIAL STATEMENTS — December 31, 2007 — (continued)

Note 7.	Federal Income Taxes

The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences such as wash sales and Post-October losses.

For the year ended December 31, 2007

Distributable Earnings			Tax Distributions

	Long-Term	Unrealized
Ordinary	Gains/Capital	Appreciation	Ordinary	Long-Term	Return of
Income	and Other Losses	(Depreciation)	Income	Capital Gains	Capital

$—	$—	$40,656,348	$973,184	$12,570,824	$10,207,872

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities were as follows:

Cost (tax basis)	$171,826,403

Appreciation	$42,562,471

Depreciation	(1,906,123)

Net unrealized appreciation (depreciation)	$40,656,348

For the year ended December 31, 2007, permanent reclassifications were made to increase accumulated net investment income by $8,948,384 with an offsetting adjustment to additional paid-in capital and accumulated realized gain in the amount of $(10,209,775) and $1,261,392, respectively. The reclassifications arising from book/tax differences were primarily due to return of capital and distribution reclasses.

Note 8.	Capital Share Transactions

The authorized capital stock of the Fund is 200,000,000 shares of common stock, $0.001 par value.

Note 9.	Other Information

The matter related to AIG’s settlement with the Commission and other governmental authorities that was reported in recent shareholder reports has been resolved. With respect to such matter, in September 2007, the Commission issued a permanent exemptive order (the “Order”) pursuant to Section 9(c) of the 1940 Act, as amended, to AIG and certain affiliated persons of AIG, including AIG SunAmerica. The Order permits AIG SunAmerica to continue to provide advisory services to the Fund. There has been no adverse impact to the Fund or the Fund’s shareholders.

13

SunAmerica Focused Alpha Large-Cap Fund, Inc.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of SunAmerica Focused Alpha Large-Cap Fund, Inc.:
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Focused Alpha Large-Cap Fund, Inc.(the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Houston, Texas
February 22, 2008

14

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2007 — (unaudited)
Approval of the Investment Advisory and Management Agreement and Subadvisory Agreements
The Board, including the Directors who are not interested persons of the Fund, AIG SunAmerica or the subadvisers listed below, within the meaning of the 1940 Act, approved the continuation of the Investment Advisory and Management Agreement between the Fund and AIG SunAmerica (the “Advisory Agreement”) for a one-year period ending August 31, 2008 at a meeting held on August 27, 2007. At this same meeting, the Board also approved the continuation of the Subadvisory Agreements, as amended,(1) among the Fund, AIG SunAmerica and Marsico and among the Fund, AIG SunAmerica and BlackRock (Marsico and BlackRock are referred to herein each as a “Subadviser” and collectively, the “Subadvisers”) for a one-year period ending August 31, 2008.
At the meeting held on August 27, 2007, the Board, including the Disinterested Directors, also approved a new Subadvisory Agreement among the Fund, AIG SunAmerica and Marsico (“New Subadvisory Agreement”) in response to the anticipated termination of the then existing Subadvisory Agreement (“Current Subadvisory Agreement”) among the Fund, AIG SunAmerica and Marsico as a result of the announcement on June 14, 2007, that Thomas F. Marisco, the founder and Chief Executive Officer of Marsico, and Marsico Parent Company, LLC (“Marsico Parent”), a company controlled by Mr. Marsico, entered into a definitive agreement to repurchase Marsico from a subsidiary of Bank of America Corporation (“BofA”) (the “Transaction”).(2) The Transaction, which was scheduled to be completed in the fourth quarter of 2007, would constitute a change in control of Marsico and result in the “assignment” of the Current Subadvisory Agreement, as that term is defined in the 1940 Act. In accordance with its terms, and as required by the 1940 Act, the Current Subadvisory Agreement would terminate upon consummation of the Transaction as a result of its assignment. Upon the termination of the Current Subadvisory Agreement, the New Subadvisory Agreement would become effective.(3) Marsico does not anticipate that the Transaction and the execution of the New Subadvisory Agreement will result in any change to its portfolio management team or other personnel, investment processes, day-to-day operations, or the services Marsico currently provides to the Fund.
In accordance with Section 15(c) of the 1940 Act, the Board requested and the Adviser and Subadvisers provided materials relating to the Board’s consideration of whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements and whether to approve the New Subadvisory Agreement. In determining whether to approve the continuation of the Advisory Agreement and Subadvisory Agreements and whether to approve the New Subadvisory Agreement, the Board, including the Disinterested Directors, considered the following information:
Nature, Extent and Quality of Services Provided by the Adviser and Subadvisers. The Board, including the Disinterested Directors, considered the nature, extent and quality of services to be provided by AIG SunAmerica and the Subadvisers. The Board noted that AIG SunAmerica acts as investment manager and adviser to the Fund pursuant to the Advisory Agreement, and in such capacity is responsible for obtaining and evaluating economic, statistical and financial information to formulate and implement the Fund’s investment policies, or for providing oversight with respect to the daily management of the Fund’s portfolio by the Subadvisers. The Board noted that the services under the Advisory Agreement also included certain clerical, bookkeeping and administrative services. Additionally, the Board observed that AIG SunAmerica performs or supervises the performance by others of other administrative services in connection with the operation of the Fund pursuant to the Administrative Services Agreement between AIG SunAmerica and the Fund (the “Administrative Services Agreement”). Finally, the Board noted that AIG SunAmerica is responsible for overseeing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers.

(1)The Subadvisory Agreements were amended in order to comply with the requirements of the exemptive rules relating to subadvisory affiliates (Rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the 1940 Act) so that the Funds can rely on these provisions. These provisions permit certain exemptions for transactions with subadvisory affiliates.
(2)Marsico had been a wholly-owned, indirect subsidiary of BofA since 2001.
(3)On December 14, 2007, the Transaction was completed and the New Subadvisory Agreement became effective.

15

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2007 — (unaudited) — (continued)
In connection with the services provided by AIG SunAmerica, the Board analyzed the structure and duties of AIG SunAmerica’s fund administration, accounting, legal and compliance departments and concluded that they were adequate to meet the needs of the Fund. The Board also reviewed the personnel responsible for providing advisory services to the Fund and other key personnel of AIG SunAmerica and concluded, based on their experience and interaction with AIG SunAmerica, that: (i) AIG SunAmerica is able to retain quality portfolio managers and other personnel; (ii) AIG SunAmerica exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Advisory Agreement; (iii) AIG SunAmerica had been responsive to requests of the Board; and (iv) AIG SunAmerica had kept the Board apprised of developments relating to the Fund and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreement were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.
The Board also considered AIG SunAmerica’s reputation and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered AIG SunAmerica’s experience in providing management and investment advisory and administrative services to advisory clients and noted that as of July 31, 2007, AIG SunAmerica managed, advised and/or administered approximately $56.2 billion in assets. The Board also considered AIG SunAmerica’s code of ethics, and that it has developed internal procedures, adopted by the Board, for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund’s prospectus. Additionally, the Board considered AIG SunAmerica’s compliance and regulatory history, and noted that with respect to American International Group, Inc.’s (“AIG”) settlement with the Securities and Exchange Commission (“SEC”) and other governmental authorities, AIG SunAmerica applied for a permanent exemptive order granting relief from the provisions of Section 9(a) of the 1940 Act.(4)
The Board also considered the nature, quality and extent of services to be provided by each Subadviser. The Board observed that the Subadvisers are responsible for providing investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the portion of the Fund’s assets it is allocated to manage. The Board reviewed each Subadviser’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Fund and concluded, based on their experience with each Subadviser, that: (i) each Subadviser is able to retain high quality portfolio managers and other investment personnel; (ii) each Subadviser exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Subadvisory Agreements; and (iii) each Subadviser had been responsive to requests of the Board and of AIG SunAmerica. The Board considered that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Fund as set forth in the Prospectus. The Board also considered each Subadviser’s code of ethics, compliance and regulatory history. The Board noted that the Subadvisers have not experienced any material regulatory or compliance problems nor have they been involved in any material litigation or administrative proceedings that would potentially impact them from effectively serving as Subadvisers to the Fund. The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreement were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.
With respect to the approval of the New Subadvisory Agreement between AIG SunAmerica and Marsico, the Board, including the Disinterested Directors, also heard a presentation from representatives from Marisco, including Thomas F. Marisco, and reviewed details of the Transaction. In evaluating the nature, quality and extent of the services to be provided by Marisco under the New Subadvisory Agreement, the Directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of Marisco and how it would affect the Fund, the ability of Marisco to perform its duties after the Transaction and any anticipated changes to the current investment practices

(4)Please see Note 9 to the Financial Statements contained in this Annual Shareholder Report for additional information regarding final resolution of this matter.

16

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2007 — (unaudited) — (continued)
and related services provided to the Fund. The Board noted that it was anticipated that the Transaction would not result in a change in the portfolio managers to the portion of the Fund’s assets subadvised by Marsico. The Board concluded that it was satisfied with the nature, extent and quality of the services provided by Marsico under the Current Subadvisory Agreement and expected to be provided by Marisco under the New Subadvisory Agreement, and such services were reasonable and appropriate in relation to the subadvisory fee. The Board concluded that the quality of services to be provided by Marsico to the Fund after the Transaction should continue to be high.
Investment Performance. The Board, including the Disinterested Directors, also considered the investment performance of AIG SunAmerica and the Subadvisers with respect to the Fund. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to the Fund’s peer universe (“Peer Universe”) and peer group (“Peer Group”) as determined by Lipper, Inc. (“Lipper”) and to an appropriate index or combination of indices. The Board also noted that it regularly reviews the performance of the Fund throughout the year.
Based on the Lipper reports, the Board reviewed the Fund’s annualized total return since the Fund’s inception in December 2005. The Board noted that the Fund ranked in the third quintile of its Peer Universe for the period since its inception and for the one-year period ended June 30, 2007. While the Board concluded that the performance was satisfactory, it indicated that it would like to see the Fund perform even better.
In connection with its approval of the New Subadvisory Agreement, the Board also reviewed a memorandum it had received from Marsico which stated that it anticipated the current portfolio management team would continue to manage the portion of the Fund’s assets that would be allocated to Marsico pursuant to the New Subadvisory Agreement. Based on this information, the Board considered that the quality of the investment advisory services which Marsico had been providing to the Fund was not anticipated to change as a result of the Transaction.
In considering AIG SunAmerica’s performance as investment adviser, the Board was provided with information regarding staffing levels of the Investments Department and AIG SunAmerica’s processes for overseeing the Subadvisers. The Board noted that AIG SunAmerica had made significant enhancements to the Investments Department over the past few years in an effort to improve fund performance, including the hiring of additional analysts.
Consideration of the Management Fee and Subadvisory Fees and the Cost of the Services and Profits to be Realized by the Adviser, Subadvisers and their Affiliates from the Relationship with the Fund. The Board, including the Disinterested Directors, received and reviewed information regarding the fees to be paid by the Fund to AIG SunAmerica pursuant to the Advisory Agreement and the fees paid by AIG SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by AIG SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Fund.
To assist in analyzing the reasonableness of the management fee for the Fund, the Board received reports independently prepared by Lipper. The reports showed comparative fee information for the Fund’s Peer Group and/or Peer Universe. In considering the reasonableness of the management fee to be paid by the Fund to AIG SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual advisory fees; and (ii) actual total operating expenses. In considering the Fund’s total operating expenses, the Board compared the Fund’s net expense ratio to those of other funds within its Peer Group and Peer Universe as a guide to help assess the reasonableness of the Fund’s management fee. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Group and Peer Universe since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Lipper as a whole was useful in assessing whether AIG SunAmerica was providing services at a cost that was competitive with other, similar funds. The Board did not consider services and fees paid under investment advisory contracts that AIG SunAmerica has with other registered investment companies or other types of clients with similar investment strategies to the Fund since AIG

17

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2007 — (unaudited) — (continued)
SunAmerica informed the Board that there were no such funds or accounts. The Board noted the advisory fee paid by the Fund was reasonable as compared to the fees AIG SunAmerica was receiving from other mutual funds and accounts for which it serves as adviser or subadviser.
The Board also received and reviewed information regarding the fees paid by AIG SunAmerica to each Subadviser pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Lipper. The report showed comparative fee information of each Fund’s Peer Group that the Directors used as a guide to help assess the reasonableness of the subadvisory fees. The Directors noted that Peer Group information as a whole was useful in assessing whether each Subadviser was providing services at a cost that was competitive with other similar funds. The Directors also considered that the subadvisory fees are paid by AIG SunAmerica out of its management fee and not by the Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid out by AIG SunAmerica and the amount of the management fees which it retained. The Board considered advisory fees received by Marsico with respect to other mutual funds and accounts with similar investment strategies to the Fund. The Board did not consider such services and fees relating to advisory contracts that BlackRock has with such registered investment companies or accounts since BlackRock informed the Board that there were no such funds or accounts. The Board noted that the subadvisory fees paid by AIG SunAmerica to Marsico were reasonable as compared to fees Marsico received for other mutual funds and accounts for which it serves as adviser or subadviser. With respect to the New Subadvisory Agreement with Marsico, the Board noted that the fees would remain the same as under the current Subadvisory Agreement.
In addition, the Board received and reviewed financial statements relating to AIG SunAmerica’s financial condition and profitability with respect to the services it provided the Fund and considered how profit margins could affect AIG SunAmerica’s ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by AIG SunAmerica and its affiliates that provide services to the Fund. In particular, the Board considered the profitability of AIG SunAmerica under the Advisory Agreement and Administrative Services Agreement. Additionally, the Board considered whether AIG SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Fund.
The Board also reviewed financial statements and/or other reports from the Subadvisers and considered whether each Subadviser had the financial resources necessary to attract and retain high quality investment management personnel and to continue to provide the high quality of services that it had provided to the Fund to date. Additionally, the Board also reviewed Marsico’s pro forma balance sheet and other financial information and considered whether Marsico, upon the consummation of the Transaction, would have the financial resources necessary to continue to attract and retain highly-qualified investment management personnel, continue to perform its obligations under the New Subadvisory Agreement and continue to provide the high quality of services that it has provided under the Current Subadvisory Agreement. The Board received and considered information relating to Marsico’s current and projected profitability following consummation of the Transaction. The Board noted, among other things, Marsico’s representations that it anticipated that key aspects of its financial condition, such as its revenue generation and operating expenses, are not expected to change greatly in the initial years following the completion of the Transaction.
The Board concluded that AIG SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Advisory Agreement and Subadvisory Agreements and to continue to provide the Fund with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.
Economies of Scale. The Board, including the Disinterested Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the AIG SunAmerica complex share common resources and, as a result, an

18

SunAmerica Focused Alpha Large-Cap Fund, Inc.
APPROVAL OF ADVISORY AGREEMENT — December 31, 2007 — (unaudited) — (continued)
increase in the overall size of the complex could permit each fund to incur lower expenses than they otherwise would achieve as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of AIG SunAmerica as it adds labor and capital to expand the scale of operations. The Board also noted that since the Fund was a closed-end fund any asset growth would generally be by virtue of an increase in net asset value and not new subscriptions. The Board concluded that the Fund’s management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreement, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.
The Board did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers management of the Fund because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreement.
Other Factors. In consideration of the Advisory Agreement and Subadvisory Agreements, the Board also received information regarding AIG SunAmerica’s and the Subadvisers brokerage and soft dollar practices. The Board considered that AIG SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the portfolios they manage, selection of broker-dealers and negotiation of commission rates. The Board also considered the benefits AIG SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangement under which brokers provide brokerage and/or research services to AIG SunAmerica and/or the Subadvisers in return for allocating brokerage.
Conclusion. After a full and complete discussion, the Board approved the Advisory Agreement and the Subadvisory Agreements, each for a one-year period ending August 31, 2008. Based upon their evaluation of all these factors in their totality, the Board, including the Disinterested Directors, was satisfied that the terms of the Advisory Agreement and Subadvisory Agreements were fair and reasonable and in the best interests of the Fund and the Fund’s shareholders. In arriving at a decision to approve the Advisory Agreement and Subadvisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Directors were also assisted by the advice of independent counsel in making this determination.

19

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN — December 31, 2007 — (unaudited)

The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan (the “Plan”), through which all net investment income dividends and capital gains distributions are paid to Common Stock Shareholders in the form of additional shares of the Fund’s Common Stock (plus cash in lieu of any fractional shares which otherwise would have been issuable), unless a Common Stock Shareholder elects to receive cash as provided below. In this way, a Common Stock Shareholder can maintain an undiluted investment in the Fund and still allow the Fund to pay out the required distributable income.

No action is required on the part of a registered Common Stock Shareholder to receive a distribution in shares of Common Stock of the Fund. A registered Common Stock Shareholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, NA, Inc. (“Computershare”), P.O. Box 43010, Providence, RI 02940-3010, the Plan Agent and the Fund’s transfer agent and registrar, in writing so that such notice is received by Computershare no later than 10 days prior to the record date for distributions to Common Stock Shareholders. Computershare will set up an account for shares acquired through the Plan for each Common Stock Shareholder who has not elected to receive distributions in cash (“Participant”) and hold such shares in non-certificated form.

Those Common Stock Shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary.

Computershare will set up an account for shares acquired pursuant to the Plan for Participants who have not so elected to receive dividends and distributions in cash. The shares of Common Stock will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund (“Additional Common Stock”) or (ii) by purchase of outstanding shares of Common Stock on the open market on the NYSE or elsewhere. If on the payment date for a dividend or distribution, the net asset value per share of Common Stock is equal to or less than the market price per share of Common Stock plus estimated brokerage commissions, Computershare shall receive Additional Common Stock, including fractions, from the Fund for each Participant’s account. The number of shares of Additional Common Stock to be credited shall be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per share of Common Stock on the payment date, or (ii) 95% of the market price per share of the Common Stock on the payment date. If the net asset value per share of Common Stock exceeds the market price plus estimated brokerage commissions on the payment date for a dividend or distribution, Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such dividend or distribution on each Participant’s shares of Common Stock to purchase shares of Common Stock on the open market. Such purchases will be made on or shortly after the payment date for such dividend or distribution but in no event will purchases be made on or after the ex-dividend date for the next dividend or distribution. The weighted average price (including brokerage commissions) of all shares of Common Stock purchased by Computershare shall be the price per share of Common Stock allocable to each Participant. If, before Computershare has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares of Common Stock as of the payment date, the purchase price paid by Computershare may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if such dividend or distribution had been paid in shares of Common Stock issued by the Fund. Participants should note that they will not be able to instruct Computershare to purchase shares of Common Stock at a specific time or at a specific price.

There is no charge to Common Stock Shareholders for receiving their distributions in the form of additional shares of the Fund’s Common Stock. Computershare’s fees for handling distributions in stock are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable in stock. If a Participant elects by written notice to Computershare to have Computershare sell part or all of the shares held by Computershare in the Participant’s account and remit the proceeds to the Participant, Computershare is authorized to deduct a $2.50 transaction fee plus brokerage commissions from the proceeds.

Common Stock Shareholders who receive distributions in the form of stock are subject to the same Federal, state and local tax consequences as are Common Stock Shareholders who elect to receive their distributions in cash. A Common Stock Shareholder’s basis for determining gain or loss upon the sale of stock received in a distribution from the Fund will be equal to the total dollar amount of the distribution paid to the Common Stock Shareholder in the form of additional shares.

20

SunAmerica Focused Alpha Large-Cap Fund, Inc.
RESULTS OF SPECIAL SHAREHOLDER MEETING — December 31, 2007 — (unaudited)

A special meeting of the shareholders of the Fund was held on November 14, 2007 and adjourned to December 12, 2007. At the December 12, 2007 meeting, shareholders approved a new subadvisory agreement among the Fund, AIG SunAmerica and Marsico.

The voting results of the meeting to approve the new subadvisory agreement were as follows:

	For	Against	Abstain	Total

Shares Voted	4,552,346	235,639	177,104	4,965,089

21

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIRECTORS AND OFFICERS INFORMATION — December 31, 2007 — (unaudited)
      The following table contains basic information regarding the Directors and Officers that oversee operations of the Fund and other investment companies within the Fund Complex(1).

				Number of
				Funds
				in Fund
	Position	Term of		Complex
Name,	Held With	Office and		Overseen
Address and	SunAmerica	Length of	Principal Occupations	by	Other Directorships Held
Date of Birth*	Complex	Time Served	During Past 5 Years	Director(1)	by Director(2)

Disinterested Directors
Jeffrey S. Burum DOB: February 27, 1963	Director	2005-present	Founder and CEO of Southern California Development Corporation/ National Housing Development Corp. (1992 to present); Founder, Owner and Partner of Colonies Crossroads, Inc. (2000 to present); Owner and Managing Member of Diversified Pacific Development Group, LLC (1998 to present).	39	None
Dr. Judith L. Craven DOB: October 6, 1945	Director	2005-present	Retired.	87	Director, Belo Corporation (1992 to present); Director, Sysco Corporation (1996 to present); Director, Luby’s Inc. (1998 to present).
William F. Devin DOB: December 30, 1938	Director	2005-present	Retired.	88	Member of the Board of Governors, Boston Stock Exchange (1985 to present).
Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	2005-present	Attorney, solo practitioner.	49	Director, North European Oil Royalty Trust.
Stephen J. Gutman DOB: May 10, 1943	Director	2005-present	Senior Associate, Corcoran Group (Real Estate) (2003 to present); President and Member of Managing Directors, Beau Brummell — Soho LLC (Licensing of menswear specialty retailing and other activities) (1988 to present).	49	None
William J. Shea DOB: February 9, 1948	Director	2005-present	Managing Partner, DLB Capital, LLC (Private Equity) (2006 to present); President and CEO, Conseco, Inc. (Financial Services) (2001 to 2004); Chairman of the Board of Centennial Technologies, Inc. (1998 to 2001).	49	Chairman of the Board, Royal and Sun Alliance U.S.A. Inc. (2005 to present); Director Boston Private Financial Holdings (2004 to present).

Interested Director
Peter A. Harbeck(3) DOB: January 23, 1954	Director	2005-present	President, CEO and Director, AIG SunAmerica (1995 to present); Director, AIG SunAmerica Capital Services, Inc. (“SACS”) (1993 to present) President and CEO, AIG Advisor Group, Inc. (2004 to present).	96	None

Officers
John T. Genoy** DOB: November 8, 1968	President	December 2007-present	Chief Financial Officer, AIG SunAmerica (2002 to present); Senior Vice President, AIG SunAmerica (2003 to present); Chief Operating Officer, AIG SunAmerica (2006 to present).	N/A	N/A
Donna M. Handel DOB: June 25, 1966	Treasurer	2005-present	Senior Vice President, AIG SunAmerica (2004 to present); Vice President, AIG SunAmerica (1997 to 2004).	N/A	N/A

22

SunAmerica Focused Alpha Large-Cap Fund, Inc.
DIRECTORS AND OFFICERS INFORMATION — December 31, 2007 — (unaudited) — (continued)

Number of
Funds
in Fund
	Position	Term of		Complex
Name,	Held With	Office and		Overseen
Address and	SunAmerica	Length of	Principal Occupations	by	Other Directorships Held
Date of Birth*	Complex	Time Served	During Past 5 Years	Director(1)	by Director(2)

Gregory N. Bressler DOB: November 17, 1966	Secretary and Chief Legal Officer	2005-present	Senior Vice President and General Counsel, AIG SunAmerica (2005 to present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management, L.P. (2004 to 2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (2002 to 2004); Counsel, Credit Suisse Asset Management, LLC (2000 to 2002).	N/A	N/A
James Nichols DOB: April 7, 1966	Vice President	2006-present	Director, President and CEO, AIG SACS (2006 to present); Senior Vice President, SACS (2002 to 2006); Vice President, AIG SunAmerica (1995 to 2002).	N/A	N/A
Cynthia Gibbons DOB: December 6, 1967	Chief Compliance Officer	2005-present	Vice President, AIG SunAmerica and Variable Annuity Life Insurance Company (2002 to present); Securities Compliance Manager, American General Investment Management, (2000 to 2002).	N/A	N/A
Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2005-present	Vice President and Deputy General Counsel, AIG SunAmerica (2001 to present); Vice President and Secretary, VALIC Company I and VALIC Company II (2000 to present); Formerly, Associate General Counsel, American General Investment Management, (1997 to 2001).	N/A	N/A
Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2005-present	Vice President, AIG SunAmerica (2001 to present); Formerly, Vice President, American General Investment Management, L.P. (1999 to 2001).	N/A	N/A

*	The business address for each Director and Officer is the Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
**	On December 10, 2007, John T. Genoy was elected as President and chief executive officer of the Fund.
(1)	The term “Fund Complex” means two or more registered investment company portfolios that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (18 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), the Fund (1 fund), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (32 portfolios), VALIC Company II (15 funds), Seasons Series Trust (24 portfolios), AIG Series Trust (3 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).
(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.
(3)	Mr. Harbeck is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of the adviser and a director of the principal underwriter of the Fund.
The Fund’s Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling (800) 858-8850.

23

SunAmerica Focused Alpha Large-Cap Fund, Inc.
SHAREHOLDER TAX INFORMATION — (unaudited)
Certain tax information regarding the SunAmerica Focused Alpha Large-Cap Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2007. The information necessary to complete your income tax returns is included with your Form 1099-DIV mailed to you in January 2008.
During the year ended December 31, 2007 the Fund paid the following dividends per share:

				Ordinary				Qualifying % for
			Total Amount	Investment	Short-Term	Long-Term	Return of	the 70% Dividends
	Payable Date	Record Date	Paid Per Share	Income	Capital Gains*	Capital Gains	Capital(1)	Received Deduction

Common Shares:
	3/29/2007	3/19/2007	$0.30000	$0.01898	$0.07739	$0.07489	$0.12874	100.00%
	6/28/2007	6/18/2007	0.30000	0.00000	0.00000	0.17126	0.12874	100.00%
	9/27/2007	9/17/2007	0.35000	0.00000	0.00000	0.19980	0.15020	100.00%
	12/31/2007	12/24/2007	1.51000	0.00000	0.00000	0.86199	0.64801	100.00%

Total Common Stock:			$2.46000	$0.01898	$0.07739	$1.30794	$1.05569

For the year ended December 31, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the maximum amount that may be considered qualified dividend income is $930,486.

 * Short-term capital gains are treated as ordinary income for tax purposes.

(1)	The amount received as a non-taxable (return of capital) distribution should be applied to reduce the tax cost of shares. There was a $1.05569 per share return of capital in 2007 on common shares.

24

SunAmerica Focused Alpha Large-Cap Fund, Inc.
ADDITIONAL INFORMATION — (unaudited)
The Fund has filed with the NYSE its chief executive officer certification as required by §303A.12 of the NYSE’s Listed Company Manual. The Fund has also filed with the Commission the certification of its principal executive officer and principal financial officer required by Section 302 of the Sarbanes-Oxley Act with respect to the most recently completed fiscal year end.
At a meeting held on August 27, 2007, the Fund’s Board of Directors approved a change to the Fund’s investment policies, effective September 1, 2007, so that the Fund may generally hold up to a total of 40 securities, which will consist of approximately 10 to 20 securities in both the large-cap growth portion and the large-cap value portion of the Fund. Prior to this change, the Fund was generally limited to a maximum of 30 securities overall, generally consisting of between 10 and 15 securities in both the large-cap growth portion and the large-cap value portion of the Fund. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions.
During the period, there were no other material changes to the Fund’s investment objective or policies or to the Fund’s articles of incorporation or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s assets.

25

Directors

Samuel M. Eisenstat
Peter A. Harbeck
Dr. Judith L. Craven
William F. Devin
Stephen J. Gutman
Jeffrey S. Burum
William J. Shea
Officers

John T. Genoy, President and Chief Executive Officer
Donna M. Handel, Treasurer
James Nichols, Vice President
Cynthia Gibbons, Chief Compliance Officer
Gregory N. Bressler, Chief Legal Officer and Secretary
Gregory R. Kingston, Vice President and Assistant Treasurer
Nori L. Gabert, Vice President and Assistant Secretary
Kathleen Fuentes, Assistant Secretary
Richard J. Barton, Assistant Secretary
John E. Smith Jr., Assistant Treasurer
Investment Adviser

AIG SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311-4992
Custodian

State Street Bank and Trust Company
P.O. Box 5607
Boston, MA 02110
Transfer Agent

Computershare Shareholder Services, Inc.
250 Royall Street
Canton, MA 02021
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to securities held in the Fund’s portfolio, which is available in the Fund’s Form N-CSR, may be obtained without charge upon request, by calling (800) 858-8850. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.
DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Fund is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You can also review and obtain copies of Form N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).
PROXY VOTING RECORD ON FUND PORTFOLIO SECURITIES

Information regarding how the Fund voted proxies related to securities held in the Fund’s portfolio during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Funds.

26

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SunAmerica open-end funds distributed by:
AIG SunAmerica Capital Services, Inc.,
Harborside Financial Center,
3200 Plaza 5, Jersey City, NJ 07311

800-858-8850, ext. 6003

FIANN-12/07

AIG SunAmerica Mutual Funds
www.sunamericafunds.com
live longer retire stronger[sm]

Item 2.	Code of Ethics

The SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that William J. Shea, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in the instructions to Item 3(a) of Form N-CSR. Mr. Shea is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2007
(a) Audit Fees	$23,819	$25,221
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$12,495	$13,115
(d) All Other Fees	$0	$0
Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2006	2007
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

(e)

(1) The registrant’s Audit Committee (“Committee”) pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provide ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment advisor or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2007 and 2006 were $13,115 and $12,495, respectively.

(h)	Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following members:

Jeffrey Burum
Judith Craven
William Devin
Samuel Eisenstat
Stephen Gutman
William Shea

Item 6.	Schedule of Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
PROXY VOTING POLICIES AND PROCEDURES
     Proxy Voting Responsibility. The Fund has adopted policies and procedures (“Guidelines”) for the voting of proxies relating to portfolio securities. The Guidelines were drafted according to recommendations by the Fund’s investment adviser, as well as recommendations of an independent proxy voting agent. The Guidelines enable the Fund to vote proxies in a manner consistent with the best interests of the Fund and the Fund’s shareholders.
     The Fund’s Proxy Voting Committee will consist of a member of the investment adviser’s investment management department (to the extent investment discretion is maintained by the investment adviser), at least one member of the legal and compliance department of the investment adviser, and at least one person with respect to the investment adviser who oversees subadvisers (to the extent investment discretion is delegated to a subadviser) or their designees. The purpose of the Proxy Voting Committee is to administer the voting of all Funds’ proxies in accordance with the Guidelines.
     The Fund has retained an independent proxy voting agent to effect votes on behalf of the Fund according to the Fund’s Guidelines, and to assist the Fund with certain responsibilities including record keeping of proxy votes.
     Case-By-Case Voting Matters. The Guidelines identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Fund may request the guidance or a recommendation from the Proxy Voting Committee, the independent proxy voting agent, the portfolio manager or other appropriate personnel of the investment adviser and/or the subadviser of the Fund. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund’s shareholders.
     Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Fund’s voting positions on specific matters:
•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Abstain from voting on social responsibility or environmental matters, unless the Fund’s objective is directly related to the social or environmental matter in question;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;[1] and

•	Vote on a case-by-case basis on equity compensation plans.
     Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund’s proxy voting policies will in most instances adequately address any possible conflicts of interest, as votes generally are effected according to the guidance or recommendations of the independent proxy voting agent.

[1]	The Board of the Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

     However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of the investment adviser, the Fund’s principal underwriter, or one of the investment adviser’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with a Director who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.
     Proxy Voting Records. The independent proxy voting agent will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Fund. Pursuant to SEC requirements, on an annual basis, the Fund makes available its proxy voting record for the one-year period ending on June 30th on the SEC’s website at http://www.sec.gov

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
     BlackRock Investment Management, LLC (BlackRock) and Marsico Capital Management, LLC (“Marsico”) are the subadvisers to the registrant. Thomas F. Marsico is the Portfolio Manager for Marsico and is primarily responsible for the day-to-day management of the large-cap growth portion of the registrant’s assets. Robert C. Doll is the Portfolio Manager for BlackRock and is primarily responsible for the large-cap value portion of the registrant’s assets.
     Mr. Marsico is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.
     Mr. Doll has been Vice Chairman and Director of BlackRock, Inc. and Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive Committee since 2006. Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM”), from 2001 to 2006. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll also manages the SunAmerica Focused Large-Cap Value Portfolio and SunAmerica Focused Large-Cap Growth Portfolio.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
     The following table indicates the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories as of December 31, 2007: Registered Investment Company (“RIC”), Other Pooled Investments (“OPI”), and Other Accounts (“OA”). For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

		Number of Other Accounts Managed				Number of Accounts and Total Assets for
		and Total Assets by Account				Which Advisory Fee is Performance Based
Name of Investment	Name of Portfolio	(in millions)				(in millions)
Adviser	Manager	RIC	OPI	OA		RIC	OPI	OA
Marsico	Thomas F. Marsico	$31	$15	$169	*	—	—	—
		$41,910	$2,899	$29,183		—	—	—

BlackRock	Robert C. Doll	$24	$6	$19		$1	—	—
		$19,800	$7,700	$23,600		$160	—	—

*	One of these accounts is a wrap fee platform which includes approximately 30,256 underlying clients for total assets of approximately $13,116,700,000.

POTENTIAL CONFLICTS OF INTEREST
     As shown in the tables above, the portfolio managers are responsible for managing other accounts for other clients, (“Other Client Accounts”) in addition to the Fund. In certain instances, conflicts may arise in their management of the Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. Notwithstanding, transactions, holdings and performance, among others, may vary among the Fund and such Other Client Accounts.
•	Trade Allocations. Conflicts may arise between the Fund and Other Client Accounts in the allocation of trades among the Fund and the Other Client Accounts, as the case may be. For example, the Adviser and/or Portfolio Managers may determine that there is a security that is suitable for the Fund as well as for Other Client Accounts that have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, or the Adviser and/or Portfolio Managers may take “short” positions in Other Client Accounts with respect to securities held “long” within the Fund, or vice-versa, which may adversely affect the value of securities held by the Fund. Such ownership or different interests may cause a conflict of interest. The Fund, the Adviser and/or subadvisers have adopted policies, procedures and/or practices regarding the allocation of trades and brokerage, which the Funds address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). Subject to cash and security availability and lot size, among other factors, the policies, procedures and/or practices generally require that securities be allocated among the Fund and Other Client Accounts with a similar investment objective in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Fund and Other Client Accounts may result in the Portfolio Managers devoting a disproportionate amount of time and attention to the management of the Fund and Other Client Accounts if the Fund and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, such competing interests for the time and attention of the Portfolio Managers are managed. Although the Adviser does not track the time the Portfolio Managers spends on the Fund or a single Other Client Account, the Adviser and/or subadvisers do periodically assess whether the Portfolio Managers have adequate time and resources to effectively manage all of such Portfolio Managers’ accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Managers may favor one employer over the other (or Other Client Accounts) causing a conflict of interest.

•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, each subadviser’s Code of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Codes of Ethics will eliminate such conflicts.
     In addition to the potential conflicts noted above, the following information applies to the Portfolio Managers of the subadviser(s) as follows:
MARSICO
     As a general matter, Marsico faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, Portfolio Managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities subsequently decline.
     The need to balance the interests of multiple clients may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, Marsico seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with these situations, Marsico has adopted policies and procedures for allocating transactions across multiple accounts. Marsico’s policies also seek to ensure that Portfolio Managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to ensure adherence to its policies.
     Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a Portfolio Manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.
BLACKROCK
     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the registrant, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the registrant. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.
     Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the registrant. In this connection, it should be noted that certain Portfolio Managers currently manage certain accounts that are subject to performance fees. In addition, certain Portfolio Managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional Portfolio Managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
PORTFOLIO MANAGER COMPENSATION
MARSICO
     Compensation for Marsico’s Portfolio Managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution. In addition, Marsico’s Portfolio Managers and research analysts typically own equity interests in a company that indirectly owns Marsico. In addition to salary and bonus, Portfolio Managers and research analysts may participate in other Marsico benefits such as health insurance and retirement plans on the same basis as other Marsico employees.
     Portfolio Manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio Managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio Manager compensation comes solely from Marsico.
     Marsico does not tie Portfolio Manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, Marsico evaluates a Portfolio Manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining Portfolio Manager compensation include, without limitation, effectiveness of the manager’s leadership within Marsico’s Investment Management Team, contributions to Marsico’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.
BLACKROCK
     The Portfolio Manager compensation program of BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) is critical to BlackRock’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

COMPENSATION PROGRAM The elements of total compensation for BlackRock Portfolio Managers are: fixed base salary, annual performance based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, Portfolio Manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.
BASE SALARY Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a Portfolio Manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.
PERFORMANCE-BASED COMPENSATION BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.
BlackRock’s formulaic Portfolio Manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a Portfolio Manager’s tenure is less than 5-years, performance periods will reflect time in position. For these purposes, investment performance is compared to the applicable Lipper fund category. Portfolio Managers are compensated based on products they manage. Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as Portfolio Manager of the funds managed by him. The performance of his fund(s) is included in consideration of his incentive compensation but, given his multiple roles and the balance of the components of pay, the performance of his fund(s) is not the primary driver of his compensation. In addition, a Portfolio Manager’s compensation can be based on BlackRock’s investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.
CASH BONUS Performance-based compensation is distributed to Portfolio Managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for Portfolio Managers.
STOCK BONUS A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock. Paying a portion of annual bonuses in stock puts compensation earned by a Portfolio Manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each Portfolio Manager’s financial interests with those of BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that Portfolio Managers participate as shareholders in both the “downside risk” and “upside opportunity” of BlackRock’s performance. Portfolio Managers therefore have a direct incentive to protect BlackRock’s reputation for integrity.
OTHER COMPENSATION PROGRAMS Portfolio Managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.
OTHER BENEFITS Portfolio Managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.
PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES
     The following table shows the dollar range of shares beneficially owned by each Portfolio Manager as of December 31, 2007.

DOLLAR RANGE OF EQUITY
NAME OF	SECURITIES IN
PORTFOLIO MANAGER	REGISTRANT
Thomas F. Marsico	None

Robert C. Doll	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not Applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SunAmerica Focused Alpha Large-Cap Fund, Inc.

By:	/s/ John T. Genoy

John T. Genoy
President
Date: March 7, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy

John T. Genoy
President
Date: March 7, 2008

By:	/s/ Donna M. Handel

Donna M. Handel
Treasurer
Date: March 7, 2008